                                                                    EXHIBIT 10.2


THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, (C) SUCH TRANSACTION IS IN COMPLIANCE WITH RULE 144 OF THE ACT, OR (D) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

No. W
Issued:  January 28, 2000                    Warrant to Purchase Ordinary
Void After June 28, 2001                     Shares


                            BACKWEB TECHNOLOGIES LTD.

                                     WARRANT

         THIS IS TO CERTIFY that, for $10 and other value received and subject to these terms and conditions, RealNetworks, Inc, a Washington corporation, or such person to whom this Warrant is transferred (the "HOLDER"), is entitled to exercise this Warrant to purchase from BackWeb Technologies Ltd., an Israeli corporation (the "COMPANY"), 114,500 fully paid and nonassessable Ordinary Shares (the "WARRANT SHARES") at a price per share of U.S. $32.75 (the "EXERCISE PRICE") (such number of shares, type of security and the Exercise Price being subject to adjustment as provided below). The Exercise Price is equal to the average NASDAQ National Market closing price of the Company's Ordinary Shares for the 60 trading days before January 14, 2000.

1.       METHOD OF EXERCISE

         1.1      CASH EXERCISE RIGHT

This Warrant may be exercised by the Holder, at any time until June 28, 2001 (the "EXERCISE PERIOD"), in whole or in part, by delivering to the Company at c/o BackWeb Technologies Inc., 2077 Gateway Place, Suite 500, San Jose, CA 95110 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) (a) this Warrant certificate, (b) a certified or cashier's check payable to the Company or a wire transfer in the amount of the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the "PURCHASE PRICE"), (c) the Notice of Cash Exercise attached as EXHIBIT A duly completed and executed by the Holder and (d) the Investment Representations attached as EXHIBIT C duly completed and executed by the Holder.

         1.2      NET ISSUANCE RIGHT

         Notwithstanding the payment provisions set forth above, the Holder may elect to convert this Warrant into Warrant Shares by surrendering this Warrant at the office of the Company at the address set forth in Section 1.1 and delivering to the Company the Notice of Net Issuance Exercise attached as EXHIBIT B duly completed and executed by the Holder (together with the Investment Representations attached as EXHIBIT C duly completed and executed by the Holder, in which case the Company shall issue to the Holder the number of Warrant Shares of the Company equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

X = (A - B) x C where:
    -----------
         A

                  X  =  the number of Warrant Shares issuable upon net
                        issuance exercise pursuant to the provisions of this
                        Section 1.2.

                  A  =  the Daily Price (as defined below) of one Warrant
                        Share on the day immediately preceding the date on which the Holder delivers written notice to the Company pursuant to this Section 1.2.

                  B  =  the Exercise Price for one Warrant Share under this
                        Warrant.

                  C  =  the number of Warrant Shares as to which this
                        Warrant is exercisable pursuant to the provisions of
                        Section 1.1.

         If the foregoing calculation results in a negative number, then no Warrant Shares shall be issued upon net issuance exercise pursuant to this
Section 1.2.

         "DAILY PRICE" of a Warrant Share shall mean:

         (a) If the Company's Ordinary Shares are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape;

         (b) If the Company's Ordinary Shares are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the Ordinary Shares are listed and traded;

         (c) If the Company's Ordinary Shares are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ");

         (d) If the Company's Ordinary Shares are not traded on the NASDAQ National Market, but are traded in the over-the-counter market, the average of the closing bid and asked prices reported on such day; and

         (e) If none of the above is applicable, the Daily Price shall be the fair market value of the Ordinary Shares as determined in good faith by the Company's Board of Directors.

         Notwithstanding any of the foregoing, if the Holder disagrees with the determination by the Board of Directors of the fair market value, if applicable, the fair market value shall be determined by a nationally recognized investment banking firm (i) which does not (and whose directors, officers, employees and affiliates do not) have a direct or indirect financial interest in the Company,
(ii) which has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of the Company or any of its affiliates or an underwriter with respect to any of the Company's securities, (iii) which does not provide any advice or opinions to the Company except as an independent financial expert and (iv) which is mutually agreeable to the Company and the Holder (the "INDEPENDENT FINANCIAL EXPERT"). If the Company and the Holder do not promptly agree as to the Independent Financial Expert, each shall appoint one investment-banking firm and the two firms so appointed shall select the Independent Financial Expert to be employed by the Company. All fees and expenses of the Independent Financial Expert for opinions and services it provides as an Independent Financial Expert shall be paid by the Company. In making its determination of the value of the Ordinary Shares, the Independent Financial Expert shall use one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate. After the Independent Financial expert has made its determination, the Company shall cause the Independent Financial Expert to prepare and make available to the Holder a report stating the methods of valuation considered or used and the value of the Common Stock or other security it values and containing a statement as to the nature and scope of the examination made.

2.       DELIVERY OF STOCK CERTIFICATES; NO FRACTIONAL SHARES

2.1 Within 10 days after the payment of the Purchase Price following the exercise of this Warrant (in whole or in part) or after notice of net issuance exercise and compliance with Section 1.2, the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon such exercise, and (b) a new Warrant of like tenor to purchase up to that number of Warrant Shares, if any, as to which this Warrant has not been exercised if this Warrant has not expired. The Holder shall for all purposes be deemed to have become the holder of record of such Warrant Shares on the date this Warrant was exercised (the date the Holder has fully complied with the requirements of Section 1.1 or 1.2), irrespective of the date of delivery of the certificate or certificates representing the Warrant Shares; provided that, if the date such exercise is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Warrant Shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2.2 No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the Daily Price of the fractional share on the date of exercise.

3.       COVENANTS AS TO WARRANT SHARES

         The Company covenants that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Warrant Shares as is necessary for exercise in full of this Warrant and, from time to time, it will take all steps necessary to provide sufficient reserves of Warrant Shares.

4.       ADJUSTMENTS UPON CERTAIN EVENTS

         Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, liquidation or other reorganization of the Company (collectively, a "REORGANIZATION") during the Exercise Period lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of securities of the successor corporation resulting from such Reorganization (and cash and other property), to which a holder of the Warrant Shares issuable upon exercise of this Warrant would have been entitled in such Reorganization if this Warrant had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number and type of securities purchasable pursuant to the terms of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of this Warrant.

         4.2      ADJUSTMENTS FOR STOCK SPLITS, DIVIDENDS

         If the Company shall subdivide the number of outstanding shares of the same class as the Warrant Shares into a greater number of shares, then the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of Warrant Shares at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of the same class as the Warrant Shares by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of Warrant Shares at that time issuable pursuant to the exercise or conversion of this Warrant shall be proportionately decreased. Each adjustment in the number of Warrant Shares issuable shall be to the nearest whole share.

         4.3      CERTIFICATE AS TO ADJUSTMENTS

         In the case of any adjustment in the Exercise Price or number and type of securities issuable upon exercise of this Warrant, the Company will promptly give written notice to the Holder in the form of a certificate, certified and confirmed by an officer of the Company, setting forth the adjustment in reasonable detail.

5.       SECURITIES LAWS RESTRICTIONS; LEGEND ON WARRANT SHARES

         5.1 This Warrant and the securities issuable upon exercise have not been registered under the Securities Act of 1933, as amended (the "ACT"), or applicable state or foreign securities laws, and no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred to any entity other than a subsidiary of the Holder unless (a) there is an effective registration statement under such Act and applicable state and foreign securities laws covering any such transaction involving said securities, (b) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that such transaction is exempt from registration, (c) such transaction is in compliance with Rule 144 of the Act, or
(d) the Company otherwise satisfies itself that such transaction is exempt from registration.

         5.2 A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement and any certificate representing the Warrant Shares, and a stop transfer order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

6.       EXCHANGE OF WARRANT; LOST OR DAMAGED WARRANT CERTIFICATE

         This Warrant is exchangeable upon its surrender by the Holder at the office of the Company. Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or damage of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of damage) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

7.       NOTICES OF RECORD DATE, ETC.

         In the event of

         (a) any taking by the Company of a record of the holders of Warrant Shares for the purpose of determining the holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

         (b) any reorganization of the Company, any reclassification or recapitalization of the capital structure of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person;

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

         (d) any proposed issue or grant by the Company to the holders of Warrant Shares of any shares of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any units of any class or any other securities; or

         (e) any other event as to which the Company is required to give notice to any holders of Warrant Shares,

then and in each such event the Company will mail to the Holder a notice specifying (i) the date on which any such record is to be taken, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Shares or securities into which the Warrant Shares are convertible shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, (iii) the amount and character of any stock or other securities, or rights or warrants, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made, and (iv) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the Holder at least 20 business days prior to the date specified in the notice.

8.       REPRESENTATIONS AND WARRANTIES OF THE HOLDER

         The Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act.

         The Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Warrant and the Warrant Shares. The Holder is acquiring this Warrant and the Warrant Shares issuable upon exercise thereof for its own account, to hold for investment, and not with a view to or for sale in connection with any distribution thereof in violation of the Act, and, upon any exercise of this Warrant, the Holder shall confirm the same in writing, by executing the form attached as EXHIBIT C hereto. The Holder shall not make any sale, transfer or other disposition of this Warrant or any Warrant Shares issuable upon exercise thereof in violation of the Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state or foreign securities law.

         The Holder has been advised that this Warrant, and the Warrant Shares issuable upon exercise thereof, have not been registered under the Act or state or foreign securities laws in reliance upon an exemption from registration, and that reliance by the Company on such exemptions is predicated in part on Holder's representations set forth herein.

         The Holder has been informed that under the Act, this Warrant and the Warrant Shares issuable upon conversion thereof must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by the Holder. The Holder further agrees that the Company may refuse to permit the Holder to sell, transfer or dispose of this Warrant, and the Warrant Shares issuable upon conversion thereof (except as permitted under Rule 144) unless there is in effect a registration statement under the Act and any applicable state or foreign securities laws covering such transfer, or unless the Holder furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required; provided, however, such opinion will not be required in connection with a transfer in compliance with Rule 144 or to a subsidiary of the Purchaser.

9.       MISCELLANEOUS

         9.1      HOLDER AS OWNER

         The Company may deem and treat the holder of record of this Warrant as the absolute owner for all purposes regardless of any notice to the contrary.

         9.2      NO SHAREHOLDER RIGHTS

         This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Shares, until this Warrant is exercised.

         9.3      NOTICES

         Unless otherwise provided, any notice under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) two business days after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or
(d) five days after deposit with the United States Post Office or any foreign postal service, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner.

         If to the Holder:

                           To the address last furnished
                           in writing to the Company by
                           the Holder

         If to the Company:

                           BackWeb Technologies Ltd.
                           c/o BackWeb Technologies Inc.
                           2077 Gateway Place, Suite 500
                           San Jose, CA 95110
                           Attn: General Counsel
                           Facsimile: (408) 933-1800
                           Phone: (408) 933-1763

         9.4      AMENDMENTS AND WAIVERS

         Any term of this Warrant may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 9.4 shall be binding on each future Holder and the Company.

         9.5      GOVERNING LAW

         This Warrant shall be governed by and construed under the laws of the state of California without regard to principles of conflict of laws.

         9.6      SUCCESSORS AND ASSIGNS; TRANSFER

         The terms and conditions of this Warrant shall inure to the benefit of and be binding on the respective successors and assigns of the parties. This Warrant may not be transferred or assigned without the consent of the Company, except, subject to applicable U.S., state, and foreign securities laws, to a subsidiary of the Holder.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

BackWeb Technologies Ltd.                  RealNetworks, Inc.


By: /s/ Eli Barkat                         By: /s/ Paul Bialek

                             NOTICE OF CASH EXERCISE


To :  BackWeb Technologies Ltd.

         The undersigned hereby irrevocably elects to purchase ___________ Ordinary Shares of BackWeb Technologies Ltd. (the "COMPANY") issuable upon the exercise of the attached Warrant and requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned stated below and, if said number of shares shall not be all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned agrees with and represents to the Company that said shares are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

         Payment enclosed in the amount of $___________.

         Dated:  ________________

         Name of Holder of Warrant:_____________________________________________
                                                 (please print)

         Address:  _____________________________________________________________



         Signature:  ___________________________________________________________

                                                                       Exhibit B

                         NOTICE OF NET ISSUANCE EXERCISE

To:      BackWeb Technologies Ltd.

         The undersigned hereby irrevocably elects to convert the attached Warrant into such number of shares of Common Stock of BackWeb Technologies Ltd. (the "COMPANY") as is determined pursuant to Section 1.2 of the attached Warrant. The undersigned requests that certificates of such net issuance shares be delivered to the address of the undersigned stated below. The undersigned agrees with and represents to the Company that said shares are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

         Dated:  ____________________

         Name of Holder of Warrant:_____________________________________________
                                                 (please print)

         Address:  _____________________________________________________________



         Signature:  ___________________________________________________________

                                                                       EXHIBIT C


                           INVESTMENT REPRESENTATIONS

         THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO BACKWEB TECHNOLOGIES LTD. ALONG WITH THE NOTICE OF EXERCISE OR NOTICE OF NET ISSUANCE EXERCISE, AS THE CASE MAY BE BEFORE THE STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED JANUARY __, 2000, WILL BE ISSUED.


                                                ______________, 20__


         BackWeb Technologies Ltd.
         3 Abba Hillel Street
         Ramat Gan, Israel
         Attn:  Chief Executive Officer

         Ladies and Gentlemen:


                  The undersigned, ____________ ("Purchaser"), intends to acquire up to _______ shares of the Ordinary Shares (the "Ordinary Shares") of BackWeb Technologies Ltd. (the "Company") from the Company pursuant to the exercise of that certain Warrant held by Purchaser. The Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

                  Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  Purchaser is acquiring the Ordinary Shares for its own account, to hold for investment, and not with a view to or for sale in connection with any distribution of the Ordinary Shares in violation of the 1933 Act. Purchaser shall not make any sale, transfer or other disposition of the Ordinary Shares in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

                  Purchaser has been advised that the Ordinary Shares have not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

                  Purchaser has been informed that under the 1933 Act, the Ordinary Shares must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule
144) is available with respect to any proposed transfer or disposition by Purchaser of the Ordinary Shares. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Ordinary Shares (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required; provided, however, such opinion will not be required in connection with a transfer in compliance with Rule 144 or to a subsidiary of the Purchaser.

                  Purchaser also understands and agrees that there will be placed on the certificate(s) for the Ordinary Stock, or any substitutions therefor, a legend stating in substance:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, (C) SUCH TRANSACTION IS IN COMPLIANCE WITH RULE 144 OF THE ACT, OR
(D) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

                  Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Ordinary Shares with Purchaser's counsel.


                                       Very truly yours,

                                       _________________________________________


                                       By: _____________________________________


                                       Title: __________________________________

                                   ASSIGNMENT

         For value received the undersigned sells, assigns and transfers to the transferee named below, and the transferee agrees to be bound by all the terms and conditions of, the attached Warrant, together with all right, title and interest, and the undersigned does irrevocably constitute and appoint the transfer agent of BackWeb Technologies Ltd. (the "COMPANY") as the undersigned's attorney, to transfer said Warrant on the books of the Company, with full power of substitution in the premises.


         Dated:  __________________________



         Name of Holder of Warrant:_____________________________________________
                                                 (please print)



         Address:  _____________________________________________________________



         Signature of Transferor:  _____________________________________________



         Name of transferee:____________________________________________________
                                                 (please print)



         Address of transferee:_________________________________________________



         Signature of Transferee:  _____________________________________________